SCHEDULE OF INVESTMENTS

Delaware Ivy Securian Real Estate Securities Fund (in thousands)	DECEMBER 31, 2021 (UNAUDITED)

COMMON STOCKS	Shares	Value
Real Estate

Diversified REITs – 0.8%
Essential Properties Realty Trust, Inc.	108	$3,119

Health Care REITs – 5.7%
Healthpeak Properties, Inc.	85	3,049
Ventas, Inc.	161	8,247
Welltower, Inc.	131	11,193
		22,489

Hotel & Resort REITs – 5.6%
Host Hotels & Resorts, Inc.(A)	513	8,926
MGM Growth Properties LLC, Class A	33	1,328
Park Hotels & Resorts, Inc.(A)	338	6,387
Pebblebrook Hotel Trust	119	2,657
RLJ Lodging Trust	209	2,910
		22,208

Industrial REITs – 15.2%
Duke Realty Corp.	158	10,397
First Industrial Realty Trust, Inc.	64	4,224
ProLogis, Inc.	237	39,857
Rexford Industrial Realty, Inc.	73	5,889
		60,367

Office REITs – 7.6%
Alexandria Real Estate Equities, Inc.	36	8,070
Boston Properties, Inc.	34	3,939
Douglas Emmett, Inc.	54	1,819
Highwoods Properties, Inc.	63	2,818
Kilroy Realty Corp.	81	5,401
Orion Office REIT, Inc.(A)	—*	—*
SL Green Realty Corp.	44	3,140
Vornado Realty Trust	126	5,258
		30,445

Residential REITs – 24.8%
American Campus Communities, Inc.	98	5,597
American Homes 4 Rent	183	7,976
AvalonBay Communities, Inc.	67	16,959
Camden Property Trust	40	7,147
Equity Lifestyle Properties, Inc.	52	4,567
Equity Residential	78	7,030
Essex Property Trust, Inc.	31	10,849
Invitation Homes, Inc.	278	12,605
Mid-America Apartment Communities, Inc.	28	6,493
Sun Communities, Inc.	45	9,491
UDR, Inc.	165	9,916
		98,630

Retail REITs – 15.4%
Agree Realty Corp.	67	4,810
Brixmor Property Group, Inc.	258	6,543
Kimco Realty Corp.	293	7,222
Kite Realty Group Trust	225	4,898
National Retail Properties, Inc.	125	6,014
Realty Income Corp.	101	7,211
Regency Centers Corp.	85	6,405
Simon Property Group, Inc.	114	18,290
		61,393

Specialized REITs – 23.8%
American Tower Corp., Class A	21	6,230

Digital Realty Trust, Inc.	99	17,457
Equinix, Inc.	23	19,335
Extra Space Storage, Inc.	44	9,976
Life Storage, Inc.	53	8,164
Public Storage, Inc.	66	24,683
SBA Communications Corp.	9	3,346
VICI Properties, Inc.	189	5,696
		94,887
Total Real Estate - 98.9%		393,538

TOTAL COMMON STOCKS – 98.9%		$393,538
(Cost: $207,673)

SHORT-TERM SECURITIES
Money Market Funds(B) - 1.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%	4,067	4,067

TOTAL SHORT-TERM SECURITIES – 1.0%		$4,067
(Cost: $4,067)

TOTAL INVESTMENT SECURITIES – 99.9%		$397,605
(Cost: $211,740)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		434

NET ASSETS – 100.0%		$398,039

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.
(B)	Rate shown is the annualized 7-day yield at December 31, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of December 31, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$393,538	$—	$—
Short-Term Securities	4,067	—	—
Total	$397,605	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned

at December 31, 2021 and the related unrealized appreciation

(depreciation) were as follows:

Cost	$211,740

Gross unrealized appreciation	186,145

Gross unrealized depreciation	(280)

Net unrealized appreciation	$185,865